   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY __, 2004.
                                                  REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                      76-0542208
   (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                      INTEGRATED ELECTRICAL SERVICES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                                CURT L. WARNOCK
                         1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027
                                 (713) 860-1500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ---------------------

                       CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                                                  PROPOSED
                                                                  PROPOSED         MAXIMUM
                                               AMOUNT              MAXIMUM        AGGREGATE       AMOUNT OF
                                                TO BE           OFFERING PRICE     OFFERING      REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED         REGISTERED (1)      PER SHARE (2)     PRICE (2)         FEE
-------------------------------------------------------------------------------------------------------------
Common Stock $.01 Par Value Per Share       1,000,000 Shares        $10.35       $10,350,000      $1,311.35
=============================================================================================================

(1) The number of Shares of Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act, based upon the average of the high and low prices of the Registrant's Common Stock on the New York Stock Exchange on January 26, 2004 as reported in the Wall Street Journal on January 27, 2004.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act of 1933 (the "Securities Act") and the Note to part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed by Integrated Electrical Services, Inc. (the "Company"), solely to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (333-31608) relating to the Employee Stock Purchase Plan, as amended.

ITEM 8.  EXHIBITS.

Exhibit
Number         Description
--------       -----------
5.1*           Opinion of Andrews & Kurth, LLP as to the legality of the shares being registered.

23.1*          Consent of Andrews & Kurth, LLP (included in Exhibit 5.1).

23.2*          Consent of Ernst & Young, LLP.

24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

99.1* Integrated Electrical Services, Inc. Employee Stock Purchase Plan, as amended and restated.

------------------
*filed herewith

                                   SIGNATURES

                                 THE REGISTRANT



           Pursuant to the requirements of the Securities Act, Integrated Electrical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on January 22, 2004.

                                        INTEGRATED ELECTRICAL SERVICES, INC.
                                        (Registrant)

                                    By: /s/ HERBERT R. ALLEN, President, Chief
                                            Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of INTEGRATED ELECTRICAL SERVICES, INC. (the "Company") hereby constitutes and appoints Herbert R, Allen, William W. Reynolds, Curt L. Warnock, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON JANUARY 22, 2004.

         Signature                           Title



/s/ C. BYRON SNYDER
---------------------------
  C. Byron Snyder                           Chairman of the Board of Directors

/s/ HERBERT R. ALLEN
---------------------------
  Herbert R. Allen                          President, Chief Executive Officer
                                            and Director (Principal Executive
                                            Officer)

/s/ RONALD P. BADIE
---------------------------
  Ronald P. Badie                           Director

/s/ RICHARD L. CHINA
---------------------------
  Richard L. China                          Director

/s/ DONALD PAUL HODEL
---------------------------
  Donald Paul Hodel                         Director


/s/ DAVID A. MILLER
---------------------------
  David A. Miller                           Vice President, Chief Accounting
                                            Officer (Principal Accounting
                                            Officer)

/s/ WILLIAM W. REYNOLDS
---------------------------
  William W. Reynolds                       Executive Vice President, Chief
                                            Financial Officer (Principal
                                            Financial Officer

/s/ ALAN R. SIELBECK
---------------------------
  Alan R. Sielbeck                          Director

/s/ DONALD C. TRAUSCHT
---------------------------
  Donald C. Trauscht                        Director


/s/ JAMES D. WOODS
---------------------------
  James D. Woods                            Director

                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

5.1* Opinion of Andrews & Kurth, LLP as to the legality of the shares being registered.

23.1*             Consent of Andrews & Kurth, LLP (included in Exhibit 5.1).

23.2*             Consent of Ernst & Young, LLP.

24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

99.1* Integrated Electrical Services, Inc. Employee Stock Purchase Plan, as amended and restated.

---------------------
*filed herewith